UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2013

EnerSys

(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2366 Bernville Road, Reading, Pennsylvania 19605

(Address of principal executive offices, including zip code)

(610) 208-1991

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 1, 2013, at the Annual Meeting of Stockholders (the “Annual Meeting”) of EnerSys, as indicated in Item 5.07 below, the stockholders of EnerSys approved the EnerSys 2013 Management Incentive Plan (the “Plan”). A summary of the Plan is set forth under the heading “Approve and Adopt the EnerSys 2013 Management Incentive Plan” commencing on page 43 of EnerSys’ definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission under Schedule 14A on June 27, 2013 (the “Proxy Statement”) and is incorporated herein by reference. The summary of the Plan is qualified by reference to the full text of the Plan, which is attached as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On August 1, 2013, EnerSys held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders of EnerSys voted on the following proposals stated in the Proxy Statement dated June 27, 2013.

The proposals voted on and approved or disapproved by the stockholders of EnerSys at the Annual Meeting were as follows:

Proposal No. 1: The stockholders elected three individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

John D. Craig	39,760,288	2,885,454	80,001	1,389,110

Howard I. Hoffen	41,238,820	1,406,922	80,001	1,389,110

Joseph C. Muscari	41,840,655	805,087	80,001	1,389,110

Proposal No. 2: The stockholders ratified the appointment of Ernst & Young LLP as EnerSys’ independent registered public accounting firm for the fiscal year ending March 31, 2014, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,397,883	1,640,227	76,743	0

Proposal No. 3: The stockholders approved the advisory vote to approve EnerSys’ named executive officer compensation, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,065,795	2,568,813	91,135	1,389,110

Proposal No. 4: The stockholders approved and adopted the EnerSys 2013 Management Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,704,550	1,928,305	92,888	1,389,110

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.1	EnerSys 2013 Management Incentive Plan (incorporated by reference to Appendix A to EnerSys’ Definitive Proxy Statement on Schedule 14A (File No. 001-32253) filed on June 27, 2013).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: August 2, 2013	By:	/s/ Richard W. Zuidema
Richard W. Zuidema
Executive Vice President & Secretary

Exhibit Index

Exhibit No.	Description

EX-10.1	EnerSys 2013 Management Incentive Plan (incorporated by reference to Appendix A to EnerSys’ Definitive Proxy Statement on Schedule 14A (File No. 001-32253) filed on June 27, 2013).